UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2004

Integrity Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-24134	63-0952549

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

1000 Cody Road
Mobile, Alabama		36695

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (251) 633-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EX_99.1 Press Release

Item 5. Other Events and Required FD Disclosure.

     On July 8, 2004, Integrity Media, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Integrity Media, Inc., dated July 8, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrity Media, Inc.
Date: July 8, 2004	By:	/s/ P. Michael Coleman
P. Michael Coleman
Chairman, President and Chief Executive Officer

Date: July 8, 2004	By:	/s/ Donald S. Ellington
Donald S. Ellington
Senior Vice President of Finance and Administration (Principal Financial and Accounting Officer)

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